UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2024, Wendy DiCicco’s consulting agreement was terminated and she is no longer serving as Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of Akari Therapeutics, Plc (the “Company”) as of that date. The terms of Ms. DiCicco’s separation are still being finalized and are therefore not yet available for disclosure hereunder. The Company will disclose any required severance terms in a subsequent filing to be made by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), when such terms are finalized.

On December 12, 2024, the board of directors of the Company (the “Board”) approved the appointment of Samir Patel, the Company’s interim Chief Executive Officer and a member of the Company’s Board, to Interim Principal Financial Officer and Principal Accounting Officer, effective December 12, 2024, to serve in such capacities until such time as a new Chief Financial Officer commences employment or such other date determined by the Board. The Board has also initiated a search for a new Chief Financial Officer.

There is no arrangement or understanding between Dr. Patel and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Dr. Patel and any of the Company’s other directors or executive officers. Dr. Patel’s biography can be found in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on June 3, 2024, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: December 12, 2024	By:	/s/ Samir R. Patel, M.D.
Samir R. Patel, M.D.
Interim President and Chief Executive Officer